Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	JFL Fund VI Alloy Holdings, LLC

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Event Requiring Statement (Month/Day/Year):	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

JFL Fund vi Alloy holdings, llc

By: JFL Equity Investors VI, L.P., its Member

By: JFL Parallel Fund VI, L.P., its Member

By: JFL Executive Investors VI, L.P., its Member

By: JFL GP Investors VI, LLC, its General Partner

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	JFL Equity Investors VI, L.P.

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Event Requiring Statement (Month/Day/Year):	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

JFL EQUITY INVESTORS VI, L.P.

By: JFL GP Investors VI, LLC, its General Partner

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	JFL Parallel Fund VI, L.P.

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Event Requiring Statement (Month/Day/Year):	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

JFL PARALLEL FUND, VI, L.P

By: JFL GP Investors VI, LLC, its General Partner

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	JFL Executive Investors VI, L.P.

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Event Requiring Statement (Month/Day/Year):	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

JFL EXECUTIVE Investors VI, L.P.

By: JFL GP Investors VI, LLC, its General Partner

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	JFL GP Investors VI, LLC

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Event Requiring Statement (Month/Day/Year):	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

JFL GP Investors vi, llc

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	JFL Credit Opportunities Fund GP Rollover, L.P.

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Event Requiring Statement (Month/Day/Year):	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

JFL Credit Opportunities Fund GP Rollover, L.P.

By: JFL Credit GP Investors I, LLC, its General Partner

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	JFL Fund VI Credit Opps Holdings, LLC

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Earliest Transaction Required to be Reported:	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

JFL FUND VI CREDIT OPPS HOLDINGS, LLC

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	JFL Credit GP Investors I, LLC

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Earliest Transaction Required to be Reported:	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

JFL CREDIT GP INVESTORS I, LLC

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	JFL Credit Opportunities Fund I, L.P.

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Earliest Transaction Required to be Reported:	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

JFL CREDIT OPPORTUNITIES FUND I, L.P.

By: JFL Credit GP Investors I, LLC, its General Partner

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	JFL Fund VI Credit Opps Cayman Holdings, LLC

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Earliest Transaction Required to be Reported:	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

JFL FUND VI CREDIT OPPS CAYMAN HOLDINGS, LLC

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	Tamarac Holdings, LLC

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Earliest Transaction Required to be Reported:	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

TAMARAC HOLDINGS, LLC

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	TPCI LLC

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Earliest Transaction Required to be Reported:	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

TPCI LLC

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	JFL Credit Opportunities Fund II, L.P.

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Earliest Transaction Required to be Reported:	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

JFL CREDIT OPPORTUNITIES FUND II, L.P.

By: JFL Credit GP Investors II, LLC

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	JFL Credit GP Investors II, LLC

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Earliest Transaction Required to be Reported:	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

JFL CREDIT GP INVESTORS II, LLC

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

Dated: June 24, 2026

Exhibit 99.1

Joint Filer Information

(continued)

Name of Joint Filer:	C. Alexander Harman

Address of Joint Filer:	c/o J.F. Lehman & Company, LLC
55 Hudson Yards, 23rd Floor
New York, NY 10001

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	DPC Holdings Ltd. [DPC]

Date of Event Requiring Statement (Month/Day/Year):	June 24, 2026

Designated Filer:	J.F. Lehman & Company, LLC

Signature:

/s/ C. Alexander Harman
C. Alexander Harman

Dated: June 24, 2026